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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Arthur Winkleblack and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended May 1, 2002 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed below as of the 10th day of July 2002 by the following persons in the capacities indicated.

Signature                           Title
---------                           -----

/s/ William R. Johnson              Chairman of the Board of Directors,
----------------------              President and Chief Executive Officer
    William R. Johnson              (Principal Executive Officer)


/s/ Nicholas F. Brady               Director
----------------------
    Nicholas F. Brady


/s/ Mary C. Choksi                  Director
----------------------
    Mary C. Choksi
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/s/ Leonard S. Coleman, Jr.         Director
---------------------------
    Leonard S. Coleman, Jr.


/s/ Peter H. Coors                  Director
----------------------
    Peter H. Coors


/s/ Edith E. Holiday                Director
----------------------
    Edith E. Holiday


/s/ Samuel C. Johnson               Director
----------------------
    Samuel C. Johnson


/s/ Candace Kendle                  Director
----------------------
    Candace Kendle


/s/ Dean R. O'Hare                  Director
----------------------
    Dean R. O'Hare


/s/ Thomas J. Usher                 Director
----------------------
    Thomas J. Usher


/s/ David R. Williams               Director
----------------------
    David R. Williams


/s/ James M. Zimmerman              Director
----------------------
    James M. Zimmerman
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/s/ Arthur Winkleblack              Senior Vice President and
----------------------              Chief Financial Officer
    Arthur Winkleblack


/s/ Bruna Gambino                   Corporate Controller
----------------------              (Principal Accounting Officer)
    Bruna Gambino